Exhibit 10.1

AMENDMENT NO. 4
This Amendment No. 4 (this “Amendment”), dated as of June 9, 2015, is entered into among Prestige Brands, Inc., a Delaware corporation (“Borrower”), Prestige Brands Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”), the Incremental Lenders (as defined below) signatory hereto (in their capacities as such), the Lenders party hereto and Citibank, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and in its capacity as L/C Issuer and Swing Line Lender and amends that certain ABL Credit Agreement dated as of January 31, 2012 (as amended by that certain Incremental Amendment, dated as of September 12, 2012, that certain Incremental Amendment dated as of June 11, 2013, that certain Amendment No. 3, dated as of September 3, 2014 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, L/C Issuer and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, Section 10.01 of the Credit Agreement permits certain amendments of the Credit Agreement with the consent of each of the Lenders, Administrative Agent and the applicable Loan Parties.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments
(a)    The Credit Agreement is, effective as of the Amendment No. 4 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto).
Section 2.    Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied:
(a)    Administrative Agent shall have received counterparts of this Amendment duly executed by (1) the Borrower, (2) each Guarantor, (3) the Administrative Agent and (4) the Lenders.
(b)    Administrative Agent shall have received A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 4 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization have not been amended since the Amendment No. 3 Effective Date (as defined in the Term Loan Credit Agreement), and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 4 Effective Date, or in the alternative, certifying that such by-laws or operating agreements have not been amended since the Amendment No. 3 Effective Date (as defined in the Term Loan Credit Agreement) and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B) or in the alternative, certifying that the incumbency and specimen signature for each officer executing any Loan Document on behalf of any Loan Party has not changed since the Amendment No. 3 Effective Date (as defined in the Term Loan Credit Agreement).
(c)    Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (d) and (e) of this Section 2.
(d)    The representations and warranties of the Borrower and each Subsidiary Guarantor contained in Article V of the Credit Agreement and Section 3 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.
(e)    No Default or Event of Default shall exist after giving effect to this Amendment.
(f)    The Borrower shall have paid to the Administrative Agent, for the account of each Lender that consents hereto, a fee equal to 0.25% of the Revolving Credit Loans and Commitments of such Lender immediately prior to the effectiveness of this Amendment.
(g)    The Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, counsel to the Borrower and the Guarantors, in form and substance reasonably satisfactory to the Administrative Agent.

Section 3.    Representations and Warranties
On and as of the Amendment No. 4 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The execution, delivery and performance by each Loan Party of this Amendment (a) has been duly authorized by all necessary corporate or other organizational action, and (b) does not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;
(b)    No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect or (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement);
(c)    this Amendment and the Loan Documents (as amended hereby) has been duly executed and delivered by each Loan Party that is a party thereto. This Agreement and each other Loan Document (as amended hereby) constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries; and
(d)    (x) no Default or Event of Default shall exist after giving effect to this Amendment on the Amendment No. 4 Effective Date.
Section 4.    Reference to and Effect on the Loan Documents
(a)    As of the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the

Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 4 Effective Date.
(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
Section 5.    Acknowledgement and Reaffirmation of Guarantors
The Guarantors acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including the Collateral and Guarantee Requirement of the Credit Agreement and including, without limitation, its guarantee of the Obligations and its grant of the security interest in the Collateral (as defined in the Security Agreement) to secure the Obligations (including any Obligations resulting from the Revolving Commitment Increases contemplated hereby).
Section 6.    Costs and Expenses
The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
Section 7.    Execution in Counterparts
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

Section 8.    Governing Law
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 9.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 10.    Waiver of Jury Trial
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO

ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 11.    Loss of FATCA
For purposes of determining withholding Taxes imposed under FATCA, including any FATCA-related compliance of any Person with Section 3.01(e) of the Credit Agreement, from and after the September 2014 Amendment Closing Date, the Borrower and the Administrative Agent agree to treat (and the Lenders hereby authorize the Borrower and the Administrative Agent to treat) this Amendment, Amendment No. 3, the Credit Agreement and any Obligations hereunder and thereunder (including any advances or other Obligations outstanding on the September 2014 Amendment Closing Date) as no longer qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) and 1.1471-2T(b)(2).
Section 12.    Exiting Lender; DBNY
Deutsche Bank Trust Company Americas (the “Exiting Lender”) hereby consents to this Amendment as required under Section 10.01 of the Credit Agreement. On the Amendment No. 4 Effective Date, Deutsche Bank AG New York Branch (“DBNY”) shall take the place of the Exiting Lender in its capacity as a Revolving Credit Lender under the Credit Agreement. Each of the parties hereto hereby agrees and confirms that after giving effect to this Section 12, (i) DBNY shall have a Revolving Credit Commitment in an aggregate principal amount set forth opposite DBNY’s name in the table on Schedule A hereto and (ii) the Exiting Lender’s Revolving Credit Commitment shall be $0, its commitments to lend and all obligations under the Credit Agreement shall be terminated, and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents (other than in respect of any terms and conditions of the Credit Agreement as in effect prior to the effectiveness of this Amendment (including, without limitation, Section 10.04 thereof), which by their terms survive any cancellation of commitments, repayment in full of any obligations or the termination of any existing Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

PRESTIGE BRANDS HOLDINGS, INC., as
Holdings and Guarantor
By: /s/ Ronald Lombardi
Name: Ronald M. Lombardi
Title: President, Chief executive Officer,
Chief Financial Officer and Treasurer

PRESTIGE BRANDS, INC., as Borrower
By: /s/ Ronald Lombardi
Name: Ronald M. Lombardi
Title: President, Chief Executive Officer,
Chief Financial Officer and Treasurer

BLACKSMITH BRANDS, INC.
INSIGHT PHARMACEUTICALS CORPORATION
INSIGHT PHARMACEUTICALS LLC
MEDTECH HOLDINGS, INC.
MEDTECH PRODUCTS INC.
PRESTIGE BRANDS HOLDINGS, INC.
PRESTIGE BRANDS INTERNATIONAL, INC.
PRESTIGE SERVICES CORP.
THE CUTEX COMPANY
THE SPIC AND SPAN COMPANY, as Subsidiary Guarantors

By: /s/ Ronald Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

CITIBANK, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and as a Lender

By: /s/ K. Kelly Gunness
Name: K. Kelly Gunness
Title: Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Lender

By: /s/ John Flores
Name: John Flores
Title: Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Exiting Lender

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By: /s/ Peter Cusshiara
Name: Peter Cucchiara
Title: Vice President

By: /s/ Michael Shannon
Name: Michael Shannon
Title: Vice President